UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On October 17, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) notified Orgenesis Inc. (the “Company”) that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock and that trading of the Company’s securities will be suspended at the open of trading on October 21, 2024.

As previously reported, the Nasdaq Listing Qualifications Staff (the “Staff”) notified the Company that it was in violation of the bid price requirement of Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) and the equity requirement in Listing Rule 5550(b)(1) (the “Equity Rule”) or any of the alternative requirements in Listing Rule 5550(b).

The Company appeared before the Panel on June 6, 2024. At the hearing, the Company’s senior management and outside advisors outlined the Company’s compliance plan for the Panel, which included the Company’s plans to regain compliance with the Bid Price Rule (i.e., meet the minimum closing bid price requirement of $1.00) and the Equity Rule (i.e., maintain a stockholders’ equity of at least $2.5 million). The Company effected a reverse stock split on September 24, 2024 to regain compliance with the Bid Price Rule.

In connection with the Nasdaq delisting notice, Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (the “SEC”) after applicable appeal periods have lapsed. In the interim, the Company’s common stock is expected to begin trading under its current trading symbol “ORGS” on the OTC Markets system effective with the open of the markets on October 21, 2024.

The Company has submitted an application to the OTCQX for quotation of its common stock, and plans to continue to file its required periodic reports and other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: October 17, 2024	By:	/s/ Victor Miller
Victor Miller
Chief Financial Officer, Treasurer and
Secretary